Exhibit 10.1

BALINCAN INTERNATIONAL INC.

AMEDNED AND RESTATED INVESTOR SUBSCRIPTION AGREEMENT (the "Subscription Agreement") dated October __, 2016 between BALINCAN INTERNATIONAL INC., a Nevada corporation (the "Company") and the person or persons executing this Agreement on the last page (the "Subscriber"). All documents mentioned herein are incorporated by reference.

1. Description of the Offering. This Subscription Agreement is for shares of the Company’s common stock, par value $.001 per share (the “Common Stock”). This Offering (the “Offering”) is made only to accredited investors who qualify as accredited investors pursuant to the suitability standards for investors described under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) and who have no need for liquidity in their investments. As of this Offering, there is a limited public market for the Common Stock and no assurance can be given that the market will further develop, or that it will be maintained so that any subscribers in this Offering may avail any benefit from the same. The Common Stock is quoted on the OTCQB under the symbol “ALTB.”

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE, OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT AS PERMITTED UNDER SUCH ACT OR SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

2. Terms of the Subscription. The subscription is for shares of Common Stock (the “Shares”) at a purchase price of $0.001 per Share for an aggregate offering amount of ___________ Dollars ($_________).

3. Other Terms of the Offering. The execution of this Subscription Agreement shall constitute an offer by the Subscriber to subscribe for the Shares in the amount and on the terms specified herein. The Subscriber must also complete and execute the Subscriber Questionnaire attached hereto. The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer. If the Subscriber's offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to Subscriber.

4. Subscription Payment. Subscription for the Shares requires a cash investment and the subscription price will be payable in full upon acceptance of the subscription. The Company reserves the right, in its sole discretion, to accept fractional subscriptions. Simultaneously with the execution and delivery of this Subscription Agreement, the undersigned subscriber shall transmit the subscription documents and the Subscription Price indicated on the Signature Page, as follows by:

(i)

•	Delivery of a wire payable to _____________ Trust Account; or
•	Wire transfer for the benefit of Balincan International, Inc. according to the wire instructions below:

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Name:

Address:

Bank Name:

Bank Address:

•	ABA Number:
•	Account Number:

(ii)	a completed and executed Investor Qualification Questionnaire (included with this Subscription Agreement);

5. Warrants. For each Share acquired, the Company shall issue you a warrant to purchase one more share at a price per share of $.001 at any time within five (5) years commencing on the date of this Subscription Agreement. The number of shares to be purchased by exercising the warrants will be increased in proportion to any future forward split of the underlying shares.

6. The Company's Representations and Warranties. The Company hereby represents and warrants as follows:

(a)         The Company is a corporation duly formed and in good standing under the laws of the State of Nevada with full power and authority to conduct its business as presently contemplated;

(b)         The Company warrants and covenants that there are no material misstatements or omissions in this Subscription Agreement or any information provided of the Offering documents herein;

(c)         The Company has the power to execute, deliver and perform this Subscription Agreement and any other agreement contemplated herein; and

(d)         The proceeds of the subscription shall be used to purchase all of the outstanding equity of BKG International Limited (Formerly known as Getabed Company Limited) (“BKGI”), so that the Company’s operations will be run through this wholly-owned subsidiary located at 11/F Johnson Industrial Mansion, 340 Kwun Tong Road, Kowloon, Hong Kong.

7.         Subscriber's Representations, Warranties and Covenants. The undersigned understands and acknowledges that the Shares subscribed for herein are being offered and sold under one or more of the exemptions from registration provided for in Section 3(b), 4(2) and 4(6) of the Securities Act including, Regulation S and/or Regulation D promulgated thereunder, that the undersigned acknowledges that the Shares are being purchased without the undersigned being offered or furnished any offering literature, prospectus or other material, financial or otherwise, and that this action has not been scrutinized by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state. The undersigned hereby further represents and warrants as follows:

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(a)         The undersigned confirms that he understands and has fully considered, for purposes of this investment, the risks of an investment in the Shares and understands that: (i) this investment is suitable only for an investor who is able to bear the economic consequences or losing his entire investment, (ii) the purchase of the Shares is a speculative investment which involves a high degree of risk of loss by the undersigned of his entire investment, and (iii) that there will be no public market for the Shares and accordingly, it may not be possible for the undersigned to liquidate an investment in the Shares in case of an emergency;

(b)         The Subscriber is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Securities Act. This representation is based on the fact that the Subscriber, inter alia, is an accredited individual who, together with the Subscriber’s spouse, have a net worth of at least $1,000,000, exclusive of the value of your primary residence and less any indebtedness secured by your primary residence in excess of the fair value of such residence and less any loss in value of your primary residence in the last 60 days or the Subscriber, individually, has had net income of not less than $200,000 during the last two years, and reasonably anticipates that the Subscriber will have an income of at least $200,000 during the present year and the next year, or joint income with your spouse in excess of $300,000 in each of those years, and reasonably expects to reach the same income level in the current year;

(c)         If the Subscriber is a corporation, partnership, trust or any unincorporated association: (i) the person executing this Subscription Agreement does so with full right, power and authority to make this investment; (ii) that such entity was not formed for the specific purpose of making an investment in the Company; and (iii) that all further representations and warranties made herein are true and correct with respect to such corporation, partnership, trust and unincorporated association;

(d)         The address set forth below is the Subscriber's true and correct residence or place of business, and the Subscriber has no present intention of becoming a resident of any other state or jurisdiction;

(e)         The Subscriber understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department's Office of Foreign Assets Control1 ("OFAC"), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure2, unless the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank3 (such persons or entities in (i) – (iv) are collectively referred to as "Prohibited Persons").

1           The OFAC list may be accessed on the web at http://www.treas.gov/ofac.

2           Senior foreign political figure means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a senior foreign political figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. The immediate family of a senior foreign political figure typically includes the political figure’s parents, siblings, spouse, children and in-laws. A close associate of a senior foreign political figure is a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

3           Foreign shell bank means a foreign bank without a physical presence in any country, but does not include a regulated affiliate. A post office box or electronic address would not be considered a physical presence. A regulated affiliate means a foreign shell bank that: (1) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable; and (2) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or foreign bank.

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(f)         The Subscriber represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, a Prohibited Person, and (ii) to the extent the Subscriber has any beneficial owners4, (a) it has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the Subscriber reasonably believes that no such beneficial owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Subscriber's complete withdrawal from the Company, and (d) it will make available such information and any additional information requested by the Company that is required under applicable regulations.

(g)         If any of the foregoing representations, warranties or covenants cease to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may, in accordance with applicable regulations, freeze the Subscriber's investment, either by prohibiting additional investments, declining or suspending any withdrawal requests and/or segregating the assets constituting the investment, or the Subscriber's investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the Subscriber's identity to OFAC or other authority. In the event that the Company is required to take any of the foregoing actions, the Subscriber understands and agrees that it shall have no claim against the Company, and its respective affiliates, directors, members, partners, shareholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

(h)         The Subscriber agrees to indemnify and hold harmless the Company, its respective affiliates, directors, members, partners, shareholders, officers, employees and agents from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) which may result, directly or indirectly, from any inaccuracy in or breach of any representation, warranty, covenant or agreement set forth in this Agreement.

(i)         The Subscriber has received and read or reviewed, is familiar with and fully understands the documents furnished by the Company. The Subscriber also fully understands this Subscription Agreement and the risks associated with this interest and confirms that all documents, records and books pertaining to the Subscriber’s investment in the Shares and requested by the Subscriber have been made available or delivered to the Subscriber by the Company;

(j)         The Subscriber has had an opportunity to ask questions of and receive answers from, the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and confirms that all documents, records and books pertaining to the investment in the Shares and requested by the Subscriber has been made available or delivered to the Subscriber;

(k)         The Subscriber will be acquiring the Shares, solely for the Subscriber's own account, for investment and not with a view toward the resale, distribution, subdivision or fractionalization thereof; and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(l)         The Subscriber acknowledges and understands that as of this Offering there is a limited public market for the Shares and no assurance can be given that the public market will continue to exist or further develop for the Shares offered hereby, or if it will be maintained so that any subscribers in this Offering may avail any benefit from the same;

4          Beneficial owners will include, but not be limited to: (i) shareholders of a corporation; (ii) partners of a partnership; (iii) members of a limited liability company; (iv) investors in a fund-of-funds; (v) the grantor of a revocable or grantor trust; (vi) the beneficiaries of an irrevocable trust; (vii) the individual who established an IRA; (viii) the participant in a self-directed pension plan; (ix) the sponsor of any other pension plan; and (x) any person being represented by the Subscriber in an agent, representative, intermediary, nominee or similar capacity. If the beneficial owner is itself an entity, the information and representations set forth herein must also be given with respect to its individual beneficial owners. If the Subscriber is a publicly-traded company, it need not conduct due diligence as to its beneficial owners.

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(m)         The Subscriber's compliance with the terms and conditions of this Subscription Agreement will not conflict with any instrument or agreement pertaining to the Shares or the transactions contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Subscriber is a party;

(n)         The Subscriber will seek its own legal, tax and investment advice concerning tax implications attendant upon the purchase of the Shares and understands and accepts that the Company is relying upon this representation insofar as disclosure of tax matters is concerned;

(o)         The Subscriber hereby acknowledges and represents that the Subscriber is aware of the information set forth in this document and in any exhibits attached hereto; and

(p)         The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the subscription to the Company and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate, the Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

8.  Risk Factors. THE SUBSCRIBER ACKNOWLEDGES THAT THERE ARE SIGNIFICANT RISKS ASSOCIATED WITH THE PURCHASE OF THE SHARES AND THAT SUCH SHARES ARE HIGHLY SPECULATIVE AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD A TOTAL LOSS OF HIS OR HER ENTIRE INVESTMENT. The Subscriber represents and warrants that he or she has carefully considered and reviewed the following risks in reaching a determination to purchase the Shares:

Risks of Purchasing Shares:

Shares eligible for future sale under Rule 144 may adversely affect the market for our securities.

From time to time, certain of our stockholders who hold restricted securities may be eligible to sell all or some of their shares of common stock by means of ordinary brokerage transactions in the open market pursuant to Rule 144, promulgated under the Securities Act, subject to certain limitations. Although current stockholders may have no current intention or ability to sell their shares, any substantial sales by holders of our common stock in the future pursuant to Rule 144 may have a material adverse effect on the market price of our securities.

The price of our common stock is subjected to volatility.

The market for ALTB’s common stock is highly volatile. The trading price of ALTB’s common stock is subject to wide fluctuations in response to, among other things, quarterly variations in operating and financial results, and general economic and market conditions. In addition, statements or changes in opinions, ratings, or earnings estimates made by brokerage firms or industry analysts relating to their markets or relating to ALTB could result in an immediate and adverse effect on the market price of our common stock. The highly volatile nature of ALTB’s stock prices may cause investment losses for their shareholders. If securities class action litigation is brought against ALTB, such litigation could result in substantial costs while diverting management's attention and resources.

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Disruptions in global financial markets and deteriorating global economic conditions could cause lower returns to investors.

Disruptions in global financial markets and deteriorating global economic conditions could adversely affect the value of ALTB’s common stock. The current state of the economy and the implications of future potential weakening may negatively impact market fundamentals, resulting in lower revenues and values for ALTB’s business opportunities and investments.

If securities or industry analysts do not publish research or reports about ALTB’s business or if they issue an adverse or misleading opinion regarding ALTB stock, its price and trading volume could decline.

The trading market for ALTB’s common stock will be influenced by the research and reports that industry or securities analysts publish about ALTB or its business, if any.

Our shares will be deemed to be "penny stocks" as defined in the Securities Exchange Act of 1934, as amended, and, as a result, will be subject to various eligibility and disclosure requirements on broker-dealers engaged in the resale of these shares.

The shares offered will be "penny stocks" as that term is defined in the Securities Exchange Act of 1934, as amended, (the ‘Exchange Act”) to mean, among other definitions, equity securities with a price of less than $5.00 per share.

Under the penny stock regulations, a broker-dealer selling a penny stock to anyone other than an established customer or an accredited investor must make a special suitability determination regarding the purchaser and provide special disclosure documents to the purchaser. The imposition of these suitability standards and special disclosures could reduce an investor's ability to resale the shares at a time or price desired. See the section "Market for Common Equity and Related Stockholder Matters."

If we fail to remain current on our reporting requirements, we could be removed from quotation by the OTCQB, which would limit the ability of broker-dealers to sell our securities and the ability of shareholders to sell their securities in the secondary market.

Companies quoted on the OTCQB must be reporting issuers under Section 12 of the Exchange Act, and must be current in their reports under Section 13 of the Exchange Act, in order to maintain price quotation privileges on the OTCQB. If we fail to remain current on our reporting requirements, we could be removed from the OTCQB. As a result, the market liquidity for our securities could be adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of shareholders to sell their securities in the secondary market.

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Risks Related to Our Business:

Additional Financing Requirements

From time to time, in order to expand operations to meet customer demand, the Company will need to incur additional capital expenditures. These capital expenditures are intended to be funded from third party sources, including the incurring of debt and/or the sale of additional equity securities. In addition to requiring additional financing to fund capital expenditures, the Company may require additional financing to fund working capital, research and development, sales and marketing, general and administrative expenditures and operating losses. The incurrence of debt creates additional financial leverage and therefore an increase in the financial risk of the Company’s operations. The sale of additional equity securities will be dilutive to the interests of current equity holders. In addition, there can be no assurance that such additional financing, whether debt or equity, will be available to the Company or that it will be available on acceptable commercial terms. Any inability to secure such additional financing on appropriate terms could have a materially adverse impact on the business, financial condition and operating results of the Company.

Reliance on Key Personnel

Our success depends to a large extent on the efforts of Tsz Ting, Ip. There is no assurance that she will not voluntarily terminate her employment with ALTB. The loss of any of our key personnel could be detrimental to our ongoing operations. Our success will also depend on our ability to attract and retain qualified personnel in order to manage our existing operations as well as our future growth.

Business Combinations

The Company may, in the future, pursue acquisitions of other complementary businesses. The Company may also pursue strategic alliances and joint ventures that leverage its core products and industry experience to expand its product offerings and geographic presence. The Company has limited experience with respect to acquiring other companies and limited experience with respect to forming collaborations, strategic alliances and joint ventures. If the Company were to make any acquisitions, it may not be able to integrate these acquisitions successfully into its existing business and could assume unknown or contingent liabilities. Any future acquisitions the Company makes could also result in large and immediate write-offs or the incurrence of debt and contingent liabilities, any of which could harm the Company’s operating results. Integrating an acquired company also may require management resources that otherwise would be available for ongoing development of the Company’s existing business.

Competition and Market Share

The Chinese skincare and cosmetic products market and healthy foods market in which the Company operates and plans to operate could be considered as highly competitive and fragmented, and the competition is expected to continually increase. Many of the Company’s competitors sell products that are similar to the Company’s products, and the Company’s ability to compete against them is significantly dependent on its ability to distinguish its products from those of its competitors and demonstrate product quality. In addition, consumer preferences and needs may change quickly and frequently, creating opportunities for new competitors to enter the market and for existing competitors to take away the market share of the Company.

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Global Economic Conditions May Adversely Affect Our Industry, Business and Results of Operations

Our overall performance depends, in part, on worldwide economic conditions which historically is cyclical in character. Some key international economies continue to be impacted by a recession, characterized by falling demand for a variety of goods and services, restricted credit, going concern threats to financial institutions, major multinational companies and medium and small businesses, poor liquidity, declining asset values, reduced corporate profitability, extreme volatility in credit, equity and foreign exchange markets and bankruptcies. In markets where our sales occur and which become depressed, these conditions affect the rate of spending and could adversely affect our customers’ ability or willingness to purchase our products, and delay prospective customers’ purchasing decisions, all of which could adversely affect our operating results. In addition, in a weakened economy, companies that have competing products may reduce prices which could also reduce our average selling prices and harm our operating results.

Risks Related to Our Capital Stock

The public market for our common stock may be volatile and you could lose all or part of your investment. In the recent past, stocks, specifically those traded on the over-the counter (“OTC”) markets, generally have experienced high levels of volatility. Our common stock is traded on the OTC market under the symbol “ALTB” and is not eligible for trading on any national or regional securities exchange or the NASDAQ National Market. While that status is the Company’s longer term objective, a more active trading market for our common stock may never develop, or if such a market develops, it may not be sustained.

In the past, many companies that have experienced volatility in the market price of their stock have become subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert our management’s attention from other business concerns, which could seriously harm our business.

The Securities and Exchange Commission (“SEC”) has adopted regulations which generally define a “penny stock” to be an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. The market price of our common stock is less than $5.00 per share and therefore is a “penny stock” and is subject to the “penny stock” rules of the SEC.  The trading market in our securities is currently limited and relatively illiquid which status makes transactions in our stock cumbersome and may reduce the value of an investment in our common stock.  Brokers and dealers effecting transactions in “penny stock” must disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our common stock and may affect your ability to sell shares.

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We Have Not Voluntarily Implemented Various Corporate Governance Measures

Federal legislation, including the Sarbanes-Oxley Act of 2002, has resulted in the adoption of various corporate governance measures designed to promote the integrity of the corporate management and the securities markets. Some of these measures have been adopted in response to legal requirements. Others have been adopted by companies in response to the requirements of national securities exchanges, such as the NYSE or The NASDAQ Stock Market, on which their securities are listed. Among the corporate governance measures that are required under the rules of national securities exchanges are those that address board of directors' independence, audit committee oversight and the adoption of a Code of Ethics. The Company has not adopted exchange-mandated corporate governance measures and, since our securities are not listed on a national securities exchange, we are not required to do so. It is possible that if we were to adopt some or all of these corporate governance measures, stockholders would benefit from somewhat greater assurances that internal corporate decisions were being made by disinterested directors and that policies had been implemented to define responsible conduct. For example, in the absence of audit, nominating and compensation committees comprised of at least a majority of independent directors, decisions concerning matters such as compensation packages to our senior officers and recommendations for director nominees may be made by a majority of directors who have an interest in the outcome of the matters being decided. Prospective investors should bear in mind our current lack of corporate governance measures in formulating their investment decisions.

We May Be Exposed to Potential Risks Relating to Our Internal Control Over Financial Reporting.

As directed by Section 404 of the Sarbanes-Oxley Act of 2002 (“SOX 404”), the SEC has adopted rules requiring public companies to include a report of management on the Company's internal control over financial reporting in its annual reports. While we expect to expend significant resources in developing the necessary documentation and testing procedures required by SOX 404, there is a risk that we will not comply with all of the requirements imposed thereby. At present, there is no precedent available with which to measure compliance adequately. In the event we identify significant deficiencies or material weaknesses in our internal control over financial reporting that we cannot remediate in a timely manner, investors and others may lose confidence in the reliability of our financial statements and our ability to obtain equity or debt financing could suffer.

The Company Does Not Expect to Pay Dividends in the Foreseeable Future.

The Company has never paid cash dividends on its common stock and has no plans to do so in the foreseeable future. The Company instead intends to retain earnings, if any, to develop and expand its business.

Provisions of our Articles of Incorporation and Bylaws May Delay or Prevent Take-over Which May Not Be in the Best Interests of Our Shareholders.

Provisions of our articles of incorporation and bylaws may be deemed to have anti-takeover effects, which include when and by whom special meetings of our stockholders may be called, and may delay, defer or prevent a takeover attempt. In addition, certain provisions of the Nevada Revised Statutes also may be deemed to have certain anti-takeover effects which include that control of shares acquired in excess of certain specified thresholds will not possess any voting rights unless these voting rights are approved by a majority of a corporation's disinterested stockholders.

Any Investment in Our Securities Involves a High Degree of Risk

Investors should consider carefully the risks and uncertainties described above, and all other information in this Form 8-K and in any reports hereafter filed with the SEC before deciding whether to purchase or hold our securities. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also become important factors that may harm our business. The occurrence of any of the risks described in this Form 8-K could harm our business. The trading price of our securities could decline due to any of these risks and uncertainties, and investors may lose part or all of their investment.

IT IS NOT POSSIBLE TO FORESEE ALL RISK FACTORS WHICH MAY AFFECT THE COMPANY. MOREOVER, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL SUCCESSFULLY EFFECTUATE ITS BUSINESS PLAN. EACH PROSPECTIVE INVESTOR SHOULD CAREFULLY ANALYZE THE RISKS AND MERITS OF AN INVESTMENT IN THE SHARES AND SHOULD TAKE INTO CONSIDERATION WHEN MAKING SUCH ANALYSIS, AMONG OTHERS, THE RISK FACTORS DISCUSSED ABOVE.

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9. Responsibility. The Company or its officers and directors shall not be liable, responsible or accountable for damages or otherwise to any Subscriber for any act or omission performed or omitted by them in good faith and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Subscription Agreement and in the best interests of the Company, provided they were not guilty of gross negligence, willful or wanton misconduct, fraud, bad faith or any other breach of fiduciary duty with respect to such acts or omissions.

10. Miscellaneous.

(a) The Company and the Subscriber hereby covenant that this Subscription Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the Company and the Subscriber with respect to the subject matter of this Subscription Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Subscription Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

(b) The headings of this Subscription Agreement are for convenient reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof.

(c) This Subscription Agreement shall not be changed or terminated except as set forth herein. All of the terms and provisions of this Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Subscriber.

(d) A modification or waiver of any of the provisions of this Subscription Agreement shall be effective only if made in writing and executed with the same formality as this Subscription Agreement. The failure of either the Company or the Subscriber to insist upon strict performance of any of the provisions of this Subscription Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

(e) The various provisions of this Subscription Agreement are severable from each other and from the other provisions of this Agreement, and in the event that any provision in this Subscription Agreement shall be held invalid or unenforceable by a court of competent jurisdiction, the remainder of this Subscription Agreement shall be fully effective, operative and enforceable.

(f) Pronouns used herein are to be interpreted as referring to both the masculine and feminine gender.

(g) This Subscription Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without reference to conflict of laws principle. The parties agree that in the event of a laws controversy arising out of the interpretation, construction, performance or breach of this Subscription Agreement, any and all claims arising out of, or relating to, this Subscription Agreement shall be submitted by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in Las Vegas, Nevada before a single arbitrator. Notwithstanding the prior sentence, any other action commenced by either party herein shall be venued in the appropriate court of competent jurisdiction located in the State of Nevada.

(h) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.

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THE SUBSCRIBER ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO IT, OR TO ITS ADVISORS, BY THE COMPANY, OR BY ANY PERSON ACTING ON BEHALF OF THE COMPANY, WITH RESPECT TO THE INTERESTS, THE PROPOSED BUSINESS OF THE COMPANY, THE DEDUCTIBILITY OF ANY ITEM FOR TAX PURPOSES, AND/OR THE ECONOMIC, TAX, OR ANY OTHER ASPECTS OR CONSEQUENCES OF A PURCHASE OF AN INTEREST AND/OR ANY INVESTMENT IN THE COMPANY, AND THAT IT HAS NOT RELIED UPON ANY INFORMATION CONCERNING THE OFFERING, WRITTEN OR ORAL, OTHER THAN THAT CONTAINED IN THIS AGREEMENT.

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SIGNATURE PAGE

The Subscriber hereby offers to purchase ________ Shares and encloses payment of $0.001 per Share for an aggregate investment of $________.

__________________

AN INDIVIDUAL

Name of Subscriber

Name and Title of Authorized Signatory
(If Applicable)

(Print) Street Address - Residence

(Print) Address

HKID:

AGREED TO AND ACCEPTED:

As of October __, 2016

BALINCAN INTERNATIONAL INC.

By:
Tsz Ting, Ip, President

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COMPLETE “SUBSCRIBER QUESTIONNAIRE” BELOW;

PROVIDE REQUISITE ADDITIONAL INFORMATION

SUBSCRIBER QUESTIONNAIRE

PERSONAL DATA.

Full Name	Residence Telephone (Area Code Number)

Business Telephone (Area Code Number)

Residence or Principal Address	Birth Date

Mailing Address (if other than residence)	Citizenship

Marital Status	HKID

Spouse’s Full Name	E-mail Address

Spouse’s HKID	Facsimile Number

ACCREDITED INVESTOR. If Subscriber (or the entity on behalf of which Subscriber is acting) is an “accredited investor” as that term is defined in Regulation S promulgated under the Act, and, as such, falls within at least one of the following categories, then please INITIAL each applicable category.

______	(a)	A bank or savings and loan association or other institution (acting either in an individual or fiduciary capacity), registered broker-dealer, insurance company, registered investment company, or business development company, or licensed “small business investment company,” or an employee benefit plan which either is represented in a fiduciary capacity by a bank, savings and loan association, insurance company or registered investment advisor, has total assets in excess of $5,000,000 or is self-directed and the plan’s business investments are made solely by accredited investors.

____	(b)	A trust (i) with total assets in excess of $5,000,000, (ii) which was not formed for the specific purpose of acquiring the subject securities, and (iii) whose purchase is directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment.

_____	(c)	An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation or similar business trust, or partnership, not formed for the specific purpose of acquiring the subject securities, with total assets in excess of $5,000,000.

_____	(d)	An entity in which all of the equity owners are “accredited investors.”

______	(e)	A director or an executive officer of the Company.

______	(f)	A natural person whose individual net worth, or joint net worth with spouse (if any), exceeds $1,000,000, exclusive of the value of your primary residence and less any indebtedness secured by your primary residence in excess of the fair value of such residence and less any loss in value of your primary residence in the last 60 days.

______	(g)	A natural person whose income in each of the two most recent calendar years exceeded $200,000 individually, or $300,000 jointly with spouse (if any), and who reasonably expects to reach that income level in the current year.

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